Exhibit 10.1
EXTENSION AMENDMENT
EXTENSION AMENDMENT, dated as of April 28, 2023 (this “Amendment”), among ACI WORLDWIDE, INC., a Delaware corporation (the “Parent Borrower”), and ACI WORLDWIDE CORP., a Nebraska corporation (the “Subsidiary Borrower,” together with the Parent Borrower the “Borrowers”), ACI PAYMENTS, INC., a Delaware corporation (the “Subsidiary Guarantor”), the Lenders party hereto and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).
WHEREAS, the Borrowers, the Lenders and the Administrative Agent have entered into that certain Second Amended and Restated Credit Agreement dated as of April 5, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the Parent Borrower has requested and the Lenders party hereto have agreed to provide Credit Agreement Refinancing Indebtedness in respect of the Initial Term Loans, the Delayed Draw Term Loans and the Revolving Commitments, in order to extend the maturity dates thereof, on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
SECTION 1.Definitions.
1.a.All capitalized terms not otherwise defined herein are used as defined in the Credit Agreement.
1.b.For purposes of this Amendment, the following definitions apply:
“2023 Revolving Credit Commitments” means (a) as to any 2023 Revolving Credit Lender, the obligation of such 2023 Revolving Credit Lender to make Revolving Credit Loans for the account of the Parent Borrower hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such 2023 Revolving Credit Lender’s name on Schedule 1 hereto, as such 2023 Revolving Credit Commitment may be increased, reduced or modified at any time or from time to time pursuant to the terms of the Credit Agreement (including, without limitation, Section 2.7) and (b) as to all 2023 Revolving Credit Lenders, the aggregate commitment of all 2023 Revolving Credit Lenders to make Revolving Credit Loans, as such amount may be increased, reduced or modified at any time or from time to time pursuant to the terms of the Credit Agreement (including, without limitation, Section 2.7). The aggregate 2023 Revolving Credit Commitment of all the 2023 Revolving Credit Lenders on the Effective Date shall be $500,000,000.
“2023 Revolving Credit Lenders” means Lenders that have a 2023 Revolving Credit Commitment.
“Additional Term A-1 Commitments” means, with respect to any Lender, the commitment of such Lender to make Additional Term A-1 Loans to the Borrowers on the Effective Date. The amount of each Lender’s Additional Term A-1 Commitment as of the Effective Date is set forth on Schedule 1 hereto.
“Additional Term A-1 Lender” means a Person with an Additional Term A-1 Commitment on the Effective Date.
“Additional Term A-1 Loans” means that certain term loan made pursuant to Section 3.2.
“Additional Term A-2 Commitments” means, with respect to any Lender, the commitment of such Lender to make Additional Term A-2 Loans to the Borrowers on the Effective Date. The amount of each Lender’s Additional Term A-2 Commitment as of the Effective Date is set forth on Schedule 1 hereto.

“Additional Term A-2 Lender” means a Person with an Additional Term A-2 Commitment on the Effective Date.
“Additional Term A-2 Loans” means that certain term loan made pursuant to Section 4.2.
“Consent” means a consent to this Amendment substantially in the form of Exhibit A thereto.
“Existing Delayed Draw Term Lender” means a Lender with Existing Delayed Draw Term Loans outstanding immediately prior to the effectiveness of this Amendment on the Effective Date.
“Existing Initial Term Lender” means a Lender with Existing Initial Term Loans outstanding immediately prior to the effectiveness of this Amendment on the Effective Date.
“Existing Delayed Draw Term Loans” means the Delayed Draw Term Loans outstanding under the Credit Agreement immediately prior to the effectiveness of this Amendment on the Effective Date.
“Existing Initial Term Loans” means the Initial Term Loans outstanding under the Credit Agreement immediately prior to the effectiveness of this Amendment on the Effective Date.
“Existing Revolving Credit Commitments” means, as to any Lender, the obligation of such Lender to make Revolving Credit Loans and to participate in Letters of Credit as set forth in the Credit Agreement as in effect immediately prior to effectiveness of this Amendment on the Effective Date.
“Term A-1 Cashless Settlement Option Lender” means each Term Loan Lender that has executed and delivered a Consent indicating the “Cashless Settlement Option” in respect of its Initial Term Loans.
“Term A-1 Commitments” means, collectively, (i) the Term A-1 Exchange Commitments and (ii) the Additional Term A-1 Commitments.
“Term A-1 Exchange Commitment” means the agreement of a Term A-1 Cashless Settlement Option Lender to exchange 100% of its Existing Initial Term Loans (or such lesser amount as allocated to such Term A-1 Cashless Settlement Option Lender by the Administrative Agent on or prior to the Effective Date) for an equal aggregate principal amount of Term A-1 Loans on the Effective Date.
“Term A-1 Lender” means a Term A-1 Cashless Settlement Option Lender or an Additional Term A-1 Lender.
“Term A-1 Loans” means, collectively, (i) each Initial Term Loan received in exchange for an Existing Initial Term Loan that is held by a Term A-1 Cashless Settlement Option Lender and (ii) each Additional Term A-1 Loan.
“Term A-1 Non-Exchanging Lender” means each Existing Initial Term Lender that (i) did not execute and deliver a Consent with respect to its Existing Initial Term Loans on or prior to the Effective Date or (ii) is a Term A-1 Post-Closing Option Lender.
“Term A-1 Post-Closing Option Lender” means each Term Loan Lender that has delivered a Consent indicating the “Post-Closing Settlement Option” with respect to its Initial Term Loans.
“Term A-2 Cashless Settlement Option Lender” means each Term Loan Lender that has executed and delivered a Consent indicating the “Cashless Settlement Option” in respect of its Delayed Draw Term Loans.
“Term A-2 Commitments” means, collectively, (i) the Term A-2 Exchange Commitments and (ii) the Additional Term A-2 Commitments.
“Term A-2 Exchange Commitment” means the agreement of a Term A-2 Cashless Settlement Option Lender to exchange 100% of its Existing Delayed Draw Term Loans (or such lesser amount as allocated to such Term A-2 Cashless Settlement Option Lender by the Administrative Agent on or prior to the Effective Date) for an equal aggregate principal amount of Term A-2 Loans on the Effective Date.
“Term A-2 Lender” means a Term A-2 Cashless Settlement Option Lender or an Additional Term A-2 Lender.
“Term A-2 Loans” means, collectively, (i) each Delayed Draw Term Loan received in exchange for an Existing Delayed Draw Term Loan that is held by a Term A-2 Cashless Settlement Option Lender and (ii) each Additional Term A-2 Loan.
“Term A-2 Non-Exchanging Lender” means each Existing Delayed Draw Term Lender that (i) did not execute and deliver a Consent with respect to its Existing Delayed Draw Term Loans on or prior to the Effective Date or (ii) is a Term A-2 Post-Closing Option Lender.
“Term A-2 Post-Closing Option Lender” means each Term Loan Lender that has delivered a Consent indicating the “Post-Closing Settlement Option” with respect to its Delayed Draw Term Loans.
SECTION 2.Amendments. Effective as of the Effective Date (as defined below) and subject to the conditions set forth in Section 6 hereof and in reliance on the representations and warranties set forth in Section 7 hereof, the Credit Agreement is hereby amended as follows:
1.a.by inserting the following new definitions in alphabetical order in Section 1.1 thereof:
“2023 Extension Amendment” means the Extension Amendment dated as of April 28, 2023, among the Borrowers, the Subsidiary Guarantor, the Lenders party thereto and the Administrative Agent.
“2023 Extension Amendment Effective Date” has the meaning assigned to the term “Effective Date” in the 2023 Extension Amendment.
1.b.by amending and restating the following definitions in Section 1.1 thereof in their entirety to read as follows:
“Delayed Draw Term Loans” means (i) prior to effectiveness of the 2023 Extension Amendment on the 2023 Extension Amendment Effective Date, that certain term loan made pursuant to Section 4.1(b) and (ii) thereafter, that certain term loan made pursuant to Section 4 of the 2023 Extension Amendment.
“Delayed Draw Term Loan Maturity Date” means the first to occur of (a) April 5, 2025 and (b) the date of acceleration of the Delayed Draw Term Loans pursuant to Section 12.2(a).
“Initial Term Loans” means (i) prior to effectiveness of the 2023 Extension Amendment on the 2023 Extension Amendment Effective Date, that certain term loan made pursuant to Section 4.1(a) and (ii) thereafter, that certain term loan made pursuant to Section 3 of the 2023 Extension Amendment.
“Revolving Credit Maturity Date” means the earliest to occur of (a) April 5, 2025, (b) the date of termination of the entire Revolving Credit Commitment by the Parent Borrower pursuant to Section 2.5, or (c) the date of termination of the Revolving Credit Commitment pursuant to Section 12.2(a).
“Term Loan Maturity Date” means the first to occur of (a) April 5, 2025, or (b) the date of acceleration of the Initial Term Loans pursuant to Section 12.2(a).
1.c.by amending and restating Sections 4.4(a) and (b) of the Credit Agreement in their entirety to read as follows:
“Section 4.4    Repayment of Term Loans.

“(a)    Initial Term Loans. The Borrowers shall repay the aggregate outstanding principal amount of the Initial Term Loans in consecutive quarterly installments on the last Business Day of each of March, June, September and December in the following amounts, except as the amounts of individual installments may be adjusted pursuant to Section 4.5 hereof:

Fiscal Quarter	PRINCIPAL INSTALLMENT ($)
June 30, 2023	$6,975,000
September 30, 2023	$6,975,000
December 31, 2023	$6,975,000
March 31, 2024	$6,975,000
June 30, 2024	$6,975,000
September 30, 2024	$6,975,000
December 31, 2024	$6,975,000
March 31, 2025	$6,975,000
Term Loan Maturity Date	Remainder

“If not sooner paid, each of the Initial Term Loans shall be paid in full, together with accrued interest thereon, on the Term Loan Maturity Date.
“(b)    Delayed Draw Term Loans. The Borrowers shall repay the aggregate outstanding principal amount of the Delayed Draw Term Loans in consecutive quarterly installments on the last Business Day of each of March, June, September and December in the following amounts, except as the amounts of individual installments may be adjusted pursuant to Section 4.5 hereof:

Fiscal Quarter	PRINCIPAL INSTALLMENT ($)
June 30, 2023	$12,500,000
September 30, 2023	$12,500,000
December 31, 2023	$12,500,000
March 31, 2024	$12,500,000
June 30, 2024	$12,500,000
September 30, 2024	$12,500,000
December 31, 2024	$12,500,000
March 31, 2025	$12,500,000
Delayed Draw Term Loan Maturity Date	Remainder

“If not sooner paid, each of the Delayed Draw Term Loans shall be paid in full, together with accrued interest thereon, on the Delayed Draw Term Loan Maturity Date.”
1.d.by inserting the following as new Section 14.29 of the Credit Agreement:
“Section 14.29    Acknowledgment Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Hedging Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any

Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
“(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
“(b)    As used in this Section 14.29, the following terms have the following meanings:
““BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
““Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
““Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
““QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”
SECTION 3.Extension of Initial Term Loans.
1.a.Subject to the terms and conditions set forth herein, each Term A-1 Cashless Settlement Option Lender hereby agrees that all of its Existing Initial Term Loans (or a lesser amount allocated to such Lender by the Administrative Agent on or prior to the Effective Date) will be automatically exchanged for a like principal amount of Term A-1 Loans on the Effective Date and such Existing Initial Term Loans so exchanged shall be deemed prepaid.
1.b.Subject to the terms and conditions set forth herein, each of the Additional Term A-1 Lenders agrees to make Additional Term A-1 Loans to the Borrowers on the Effective Date in a principal amount not to exceed its Additional Term A-1 Commitment. Unless previously terminated, the Additional Term A-1 Commitments shall terminate at 11:59 p.m., New York City time, on the Effective Date.
1.c.The Borrower shall prepay, or cause to be prepaid, in cash (i) all Existing Initial Term Loans of each Term A-1 Non-Exchanging Lender and (ii) any Existing Initial Term Loans of each Term A-1 Cashless Settlement Option Lender to the extent not exchanged pursuant to Section 3.1 above, in each case, with the net cash proceeds of the Additional Term A-1 Loans and other funds available to the Borrowers.
1.d.Each Additional Term A-1 Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, any other Term A-1 Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
1.e.Upon (i) the execution of a counterpart of this Amendment by each Additional Term A-1 Lender, the Administrative Agent, the Borrowers, and the Subsidiary Guarantor and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the Additional Term A-1 Lenders party to this Amendment shall become a Lender under the Credit Agreement and shall have the respective Additional Term A-1 Commitment set forth on Schedule 1 hereto, effective as of the Effective Date.
SECTION 4.Extension of Delayed Draw Term Loans.
1.a.Subject to the terms and conditions set forth herein, each Term A-2 Cashless Settlement Option Lender hereby agrees that all of its Existing Delayed Draw Term Loans (or a lesser amount allocated to such Lender by the Administrative Agent on or prior to the Effective Date) will be automatically exchanged for a like principal amount of Term A-2 Loans on the Effective Date and such Existing Delayed Draw Term Loans so exchanged shall be deemed prepaid.
1.b.Subject to the terms and conditions set forth herein, each of the Additional Term A-2 Lenders agrees to make Additional Term A-2 Loans to the Borrowers on the Effective Date in a principal amount not to exceed its Additional Term A-2 Commitment. Unless previously terminated, the Additional Term A-2 Commitments shall terminate at 11:59 p.m., New York City time, on the Effective Date.
1.c.The Borrower shall prepay, or cause to be prepaid, in cash (i) all Existing Delayed Draw Term Loans of each Term A-2 Non-Exchanging Lender and (ii) any Existing Delayed Draw Term Loans of each Term A-2 Cashless Settlement Option Lender to the extent not exchanged pursuant to Section 4.1 above, in each case, with the net cash proceeds of the Additional Term A-2 Loans and other funds available to the Borrowers.
1.d.Each Additional Term A-2 Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, any other Term A-2 Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
1.e.Upon (i) the execution of a counterpart of this Amendment by each Additional Term A-2 Lender, the Administrative Agent, the Borrowers, and the Subsidiary Guarantor and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the Additional Term A-2 Lenders party to this Amendment shall become a Lender under the Credit Agreement and shall have the respective Additional Term A-2 Commitment set forth on Schedule 1 hereto, effective as of the Effective Date.
SECTION 5.Extension of Revolving Commitments.
1.a.Each of the 2023 Revolving Credit Lenders shall have a 2023 Revolving Credit Commitment in the amount set forth opposite such 2023 Revolving Credit Lender’s name on Schedule 1 hereto and agrees, severally and not jointly, to make Revolving Credit Loans to the Borrowers as described in Article II of the Credit Agreement, with such 2023 Revolving Credit Commitments having the terms set forth in the Credit Agreement. On the Effective Date, the 2023 Revolving Credit Commitments will replace the Existing Revolving Commitments. The Borrower shall prepay in full the outstanding principal amount of any Revolving Credit Loans outstanding immediately prior to the Effective Date, together with all accrued and unpaid interest thereon and all accrued and unpaid fees in respect of the Revolving Credit Commitments and Letters of Credit outstanding immediately prior to the Effective Date. Any Letters of Credit outstanding immediately prior to the Effective Date shall be deemed to be issued under the 2023 Revolving Credit Commitments.
1.b.Each 2023 Revolving Credit Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, any other 2023 Revolving Credit Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
1.c.Upon (i) the execution of a counterpart of this Amendment by each 2023 Revolving Credit Lender, the Administrative Agent and the Borrowers and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the 2023 Revolving Credit Lenders party to this Amendment shall become a Lender under the Credit Agreement and shall have the respective 2023 Revolving Credit Commitment set forth on Schedule 1 hereto, effective as of the Effective Date.
SECTION 6.Conditions to Effectiveness. The obligations of the Lenders under Sections 3, 4 and 5 on the Effective Date and the effectiveness of the amendments set forth in Section 2 are subject to the satisfaction (or waiver in accordance with Section 14.2 of the Credit Agreement) of the following conditions (the date of such satisfaction or waiver, the “Effective Date”):
1.a.the Administrative Agent shall have received an executed counterpart (or counterparts) of this Amendment from each of the Borrowers, the Subsidiary Guarantors, the Administrative Agent and each Lender;
1.b.the Borrowers shall have paid to the Administrative Agent, for the ratable account of each Lender all accrued and unpaid interest on their Existing Initial Term Loans, Existing Delayed Draw Term Loans and Revolving Credit Loans (outstanding under the Existing Revolving Credit Commitments) to, but not including, the Effective Date;
1.c.(a) each Lender shall have received a consent fee in an amount equal to 0.15% of the sum of (i) the aggregate principal amount of its Term Loans outstanding on the Effective Date

(after giving effect to the Amendment) and (ii) its Revolving Credit Commitment on the Effective Date (after giving effect to the Amendment), which consent fee shall earned in full as of the Effective Date and shall be non-refundable, and (b) the Administrative Agent and the Lenders, as applicable, shall have received all other fees due and payable and reimbursement for all reasonable and documented out-of-pocket expenses required to be paid by the Borrowers pursuant to the Credit Agreement, including the reasonable and documented fees, charges and disbursements of Cahill Gordon & Reindel LLP, as counsel for the Administrative Agent;
1.d.the Administrative Agent shall have received all documentation and other information required by regulatory authorities with respect to the Borrowers and the Subsidiary Guarantors under applicable “know your customer” and anti-money laundering laws, including, without limitation, the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) and any beneficial ownership regulation;
1.e.the Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, a certificate of a Responsible Officer of each Credit Party certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party executing this Amendment and any other document delivered in connection herewith on behalf of such Credit Party and certifying that attached thereto is a true, correct and complete copy of (A) the articles or certificate of incorporation or formation of such Credit Party and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation or formation, (B) the bylaws or other governing document of such Credit Party as in effect on the Effective Date, (C) resolutions duly adopted by the board of directors or other governing body of such Credit Party authorizing and approving the transactions contemplated herein and the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party, and (D) a certificate as of a recent date of the good standing of such Credit Party under the laws of its jurisdiction of organization;
1.f.the Administrative Agent shall have received, on behalf of itself and the Lenders, favorable written opinions of (i) Jones Day, special counsel for the Borrowers and (ii) in regards to the laws of the State of Nebraska, internal counsel for the Borrowers, in each case, (a) dated the Effective Date, (b) addressed to the Administrative Agent and the Lenders, and (c) covering such matters relating to this Amendment and the other Loan Documents as the Administrative Agent shall request;
1.g.the Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, a certificate from a Responsible Officer of the Parent Borrower to the effect that each of the conditions set forth in Sections 6.8 and 6.9 are satisfied;
1.h.no event shall have occurred and be continuing or would result from the consummation of the transactions contemplated herein that would constitute a Default or Event of Default;
1.i.each of the representations and warranties contained in Section 7 hereof shall be true and correct;
1.j.the Administrative Agent shall have received the results of a Lien search, in form and substance reasonably satisfactory thereto, made against the Credit Parties under the Uniform Commercial Code (or applicable judicial docket) as in effect in each jurisdiction in which filings or recordations under the Uniform Commercial Code should be made to evidence or perfect security interests in substantially all of the assets of such Credit Party, indicating among other things that the assets of each such Credit Party are free and clear of any Lien (except for Permitted Liens);
1.k.the Administrative Agent shall have received prepayment notices in respect of the Existing Initial Term Loans and the Existing Delayed Draw Term Loans within the time periods required by the Credit Agreement; and

1.l.the Administrative Agent shall have received Notices of Borrowing in respect of the Additional Term A-1 Loans and Additional Term A-2 Loans within the time periods required by the Credit Agreement.
SECTION 7.Representations and Warranties. Each of the Credit Parties hereby represents and warrants to the Administrative Agent and the Lenders as follows:
1.a.the representations and warranties made by such Credit Party contained in the Credit Agreement and the other Loan Documents are true and correct in all respects as of the Effective Date, with the same effect as if made on and as of such date, except to the extent such representation or warranty expressly relates to an earlier date, in which case, such representations and warranties were true and correct in all respects as of such earlier date;
1.b.such Credit Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution and delivery of this Amendment and the performance of this Amendment and, in the case of the Borrowers, the Credit Agreement;
1.c.this Amendment has been duly executed and delivered by the duly authorized officers of each of the Credit Parties, and each of this Amendment and the Credit Agreement constitutes the legal, valid and binding obligation of each of the Credit Parties that is a party thereto, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies;
1.d.no Default or Event of Default exists; and
1.e.as of the Effective Date and after giving effect to the transactions contemplated hereby, the Parent Borrower and each of its Subsidiaries, taken as a whole, will be Solvent.
SECTION 8.Miscellaneous.
1.a.Effect of Amendment. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Credit Agreement or any other Loan Document in similar or different circumstances. Nothing in this Amendment shall be deemed to be a novation of any obligations under the Credit Agreement or any other Loan Document.
1.b.Fees and Expenses. In furtherance of, and not in limitation of, Section 14.3(a) of the Credit Agreement, the Borrowers shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, negotiation, execution and delivery of this Amendment, including the reasonable and documented fees, charges and disbursements of Cahill Gordon & Reindel LLP, as counsel for the Administrative Agent.
1.c.Governing Law. This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York.
1.d.Consent to Jurisdiction; Waiver of Jury Trial. Each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of the courts of the State of New York sitting in New York County and of the United States District Court for the Southern District of New York, and any appellate court from any thereof and agrees that all claims in respect of any action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by Applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). The Borrowers and each other Credit Party irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in the first sentence of this Section 8.4. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 14.1 of the Credit Agreement. Nothing in this Amendment will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law.
1.e.Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
1.f.Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.
1.g.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.
1.h.Reaffirmation. Each Credit Party hereto expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof and on the Effective Date, that its guarantee of the Obligations pursuant to the Subsidiary Guaranty Agreement and its grant of Liens on the Collateral to secure the Obligations pursuant to each Security Document to which it is a party, in each case, continues in full force and effect and extends to the obligations of the Credit Parties under the Loan Documents (including the Credit Agreement). Neither the execution, delivery, performance or effectiveness of this Amendment nor the modification of the Credit Agreement or the Collateral Agreement effected pursuant hereto: (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred or (ii) requires that any new filings be made or other action be taken to perfect or to maintain the perfection of such Liens.

[Signatures Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PARENT BORROWER:	ACI WORLDWIDE, INC. By: /s/ Scott W. Behrens Name: Scott W. Behrens Title: Chief Financial Officer
SUBSIDIARY BORROWER:	ACI WORLDWIDE CORP. By: /s/ Scott W. Behrens Name: Scott W. Behrens Title: President
SUBSIDIARY GUARANTOR:	ACI PAYMENTS, INC. By: /s/ Benjamin W. Mitchell Name: Benjamin W. Mitchell Title: Secretary

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A. By: /s/ Linda Lov Name: Linda Lov Title: Vice President

Schedule 1

Term A-1 Commitments

Term A-2 Commitments

2023 Revolving Credit Commitments

Exhibit A

CONSENT (this “Consent”) in connection with the Extension Amendment (the “Amendment”) to that certain Credit Agreement, dated as of April 5, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ACI WORLDWIDE, INC., a Delaware corporation (the “Parent Borrower”), and ACI WORLDWIDE CORP., a Nebraska corporation (the “Subsidiary Borrower,” together with the Parent Borrower the “Borrowers”), ACI PAYMENTS, INC., a Delaware corporation (the “Subsidiary Guarantor”), the Lenders party thereto and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, terms defined in the Amendment and used herein shall have the meanings given to them in the Amendment or the Credit Agreement.
IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.
Initial Term Loans:
☐    Cashless Settlement Option. The undersigned hereby irrevocably and unconditionally consents to the terms of the Amendment and agrees to the conversion of the full principal amount of its Initial Term Loans (or such lesser amount as notified and allocated to the undersigned by the Administrative Agent, as determined by the Borrowers and the Administrative Agent in their sole direction, with any remaining Initial Term Loans being repaid) effective as of the Effective Date via a cashless roll. In addition, the undersigned agrees to provide the Additional Term A-1 Commitment set forth on Schedule I opposite the undersigned’s name.
☐    Post-Closing Settlement Option. The undersigned hereby irrevocably and unconditionally consents to the terms of the Amendment and agrees to the prepayment of the full principal amount of its Initial Term Loans. Affiliates designated by the undersigned will receive Term A-1 Loans in an aggregate principal amount equal to the aggregate principal amount of Initial Term Loans of the undersigned prepaid (or such lesser amount as notified and allocated to the undersigned by the Administrative Agent, as determined by the Borrowers and the Administrative Agent in their sole discretion).
Delayed Draw Term Loans:
☐    Cashless Settlement Option. The undersigned hereby irrevocably and unconditionally consents to the terms of the Amendment and agrees to the conversion of the full principal amount of its Delayed Draw Term Loans (or such lesser amount as notified and allocated to the undersigned by the Administrative Agent, as determined by the Borrowers and the Administrative Agent in their sole direction, with any remaining Delayed Draw Term Loans being repaid) effective as of the Effective Date via a cashless roll. In addition, the undersigned agrees to provide the Additional Term A-2 Commitment set forth on Schedule I opposite the undersigned’s name.
☐    Post-Closing Settlement Option. The undersigned hereby irrevocably and unconditionally consents to the terms of the Amendment and agrees to the prepayment of the full principal amount of its Delayed Draw Term Loans. Affiliates designated by the undersigned will receive Term A-2 Loans in an aggregate principal amount equal to the aggregate principal amount of Delayed Draw Term Loans of the undersigned prepaid (or such lesser amount as notified and allocated to the undersigned by the Administrative Agent, as determined by the Borrowers and the Administrative Agent in their sole discretion).
Revolving Lenders:
☐    The undersigned hereby irrevocably and unconditionally consents to this Amendment and agrees to provide the 2023 Revolving Credit Commitment set forth on Schedule I opposite the undersigned’s name.
______________________________________,
(Name of Institution)
    By:
        Name:
        Title:

[If a second signature is necessary:]

By:
    Name:
    Title: